Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rene Ponce, Chief Financial Officer of Global NuTech, Inc. (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (i) the Quarterly Report on Form 10-Q of the Company, for the quarter ended September 30, 2010, and to which this certification is attached as Exhibit 32.1 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        By: /s/ Rene Ponce
                                           -------------------------------------
                                        Name:  Rene Ponce
                                        Title: Chief Financial Officer
                                               (Principal Financial Officer)
                                        Date:  November 21, 2010


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.